First Financial Northwest, Inc.

unique. innovative. solutions.

September 2016

NASDAQ GS Symbol: FFNW

Joseph W. Kiley III
President & Chief Executive Officer

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Company Highlights

Company Highlights

Holding Company:

First Financial Northwest, Inc.

- IPO October 2007
- NASDAQ Global Select Market: FFNW
- Revoked 10(l) election – became a Bank Holding Co. – 03/31/2015
- **All time high stock price $14.02 – 08/09/16**
- All time low stock price $3.25 – 11/30/10
- Closing stock price $13.60 – 09/08/16

Community Bank:

First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed Mutual Holding Company in 2002
- Converted to a Washington State chartered commercial bank in February 2016

Market Area:

Headquartered in Renton, Washington

- Serving customers along the I-5 & 1-405 corridors in Western Washington, with a primary focus in North Pierce, King, and South Snohomish counties

- *Efficient Operations*
  - New contemporary/innovative offices in Mill Creek, Edmonds, and The Landing in Renton, WA.

Puget Sound Region


First Financial
First Financial Northwest Bank
Google


Snohomish
BOEING
First Financial
Mill Creek
Lynnwood
First Financial
Edmonds
Mountlake Terrace
Echo Lake
Bothell
Cottage Lake
Redmond
CAPITOL HILL
Seattle
Bellevue
Sammamish
Mercer Island
Klahanie
Newcastle
Issaquah
First Financial
Renton
East Renton Highlands
SeaTac
Weyerhaeuser

First Financial Northwest, Inc.

Contemporary/Innovative Branches


Unique Solutions for You
Innovative Tools for Your Business
Meet our Bankers
BaZing
Life is More Than Banking
Let's Get Social
50
Google Maps
City of Mill Creek
Mill Creek Business Association
First Financial Northwest Bank
Touch the Screen to Learn More

Close up of wall iTouch screen


innovative



72% of Millennials use mobile devices for banking

vs.

50% - Gen X
19% - Boomers

but . . .

63% use branches

vs.

68% - Gen X
69% - Boomers*

*Source: Wall Street Journal 5/31/2016

Branch Experience


First Financial
Northwest Bank
First Financial
Northwest Bank
184

Senior Management Team

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	4	28
Richard P. Jacobson	EVP, Chief Financial Officer, and Chief Operating Officer	3	27
Simon Soh	SVP, Chief Lending Officer (FFNWB)	6	26
Ronnie J. Clariza	SVP, Chief Risk Management Officer	13	15
Dalen D. Harrison	SVP, Chief Deposit Officer (FFNWB)	2	33
Gregg H. DeRitis	SVP, Chief Credit Officer (FFNWB)	1	37

Local Economy



*Source: Kip Spencer – SECO Development March 2016

Employers

SEATTLE SEAHAWKS

- Headquarters in Renton

PACCAR

- 180,000sf US Parts Distribution Center

SECO DEVELOPMENT, INC

- 350 room Hotel
- 40,000sf Conference Center
- Hyatt Regency
- 700,000+sf Business Park

FEDERAL RESERVE BANK OF SAN FRANCISCO

BOEING

- Renton – Home of the 737
- 42 planes built each month currently
- 2017 – 47 planes per month
- 2018 – 52 planes per month
- 12,000 employees in Renton
- 737 MAX – First Flight 1/29/2016, currently in production

IKEA

- 400,000sf Retail Center.
- One of the largest in the US

GroupHealth

- Main campus (30 acres)
- Admin, Pharmacy Distribution, etc.
- Additional 2,400 jobs

Top 21 Construction Projects

Ranked by Total estimated cost

Puget Sound Business Journal

Rank	Project Name	Total Estimated Cost	Project Size	Owner/Developer	Construction Manager/ General Contractor	Project Architect	Target Completion Date
1	**Sound Transit East Link Extension** Judkins Park Station, Seattle to Redmond Technology Center Station Redmond	$3.7 billion	14 miles	Sound Transit	Guy R. Atkinson Construction, Kiewit/Hoffman	Perkin+Will, LMN, Hewitt, Tiscareno Associates	2023
2	**The Spring District** Bel-Red Corridor Bellevue	$2.3 billion	36 acres	Wright Runstad & Co., Shorenstein Properties	Howard S. Wright	NBBJ	2028
3	**Sound Transit Northgate Link light rail extension** UW Husky Stadium to Northgate Seattle	$2.1 billion	4.3 miles	Sound Transit	JCM Northlink LLC	Hewitt	2021
4	**State Route 99 Tunnel Project** Alaskan Way Viaduct Seattle	$1.4 billion	2 miles	Washington State Dept. of Transportatio	Seattle Tunnel Partners, a joint venture of Dragados and Tutor Perini	HNTB	Late 2017
5	**The Bellevue Collection** 575 Bellevue Way Bellevue	$1.2 billion	2 million sq. ft.	Kemper Development Co.	GLY Construction	Sclater Architects	2016
6	**Esterra Park** 2464 152nd Ave. NE Redmond	$900 million	28-acre mixed-use project	Capstone Partners	JTM Construction	Brumbaugh & Associates	2017
7	**Amazon Tower II** 2101 7th Ave. Seattle	$550 million	1.1 million sq.ft.	Amazon	Sellen Construction	NBBJ	2016
8	**Stadium Place** North of CenturyLink Field Seattle	$517 million	1.5 million sq.ft.; 3.85 acre site	Stadium Place Investors LLC	JTM Construction, Sodo Builders	ZGF Architects, Freiheit & Ho Architects	2018
9	**Explosives-Handling Wharf 2** Naval Base Kitsap Bremerton	$448 million	6.3 acres	U.S. Dept of the Navy	Skanska USA, American Bridge, Nova Group joint venture	BergerABAM	Jun-16
10	**Elliott Bay Seawall Project** Central Seawall, S. Washington St. to Virginia St. Seattle	$410.2 million	3,700 feet	Seattle Dept. of Transportation	Mortensen-Manson joint venture	Parsons Transportation Group	mid 2017
11	**8th & Howell Convention Hotel** 808 Howell St. Seattle	$400 million	1.4 million sq. ft.	R. C. Hedreen Co.	Sellen Construction	LMN	2018
11	**The Mark** 801 5th Ave. Seattle	$400 million	528,000 sq. ft.	Daniels Real Estate	JTM Construction	ZGF Architects	2017
11	**The Troy Block** 300 Boren Ave. N Seattle	$400 million	800,000 sq. ft.	Touchstone	Lease Crutcher Lewis	Perkins + Will	Summer 2016
14	**Madison Centre** 505 Madison St. Seattle	$391.6 million	746,000 sq. ft.	Schnitzer West	Sellen Construction	NBBJ	Feb. 2017
15	**Sound Transit S. 200th Link light rail extension** Sea-Tac Airport to S. 200 St. Seattle	$383 million	1.6 miles	Sound Transit	PCL Civil Constructors (guideway, station) Harbor/Pacific Graham (garage)	VIA Architects (guideway/station), Brooks + Scarpa (garage)	2016
16	**Southport Office Campus** 1101 Lake Washington Blvd. N Renton	$350 million	17.1 acre development including three 9 story buildings	SECO Development	Exxel Pacific	Zimmer Gunsul Frasca Architects LLP	2019
17	**Kirkland Urban Phase I** 457 Central Way Kirkland	$331.5 million	650,000 sq. ft.	Talon	Ryan	CollinsWoerman, Hewitt and Weber Thompson	2018
18	**Stadium Place East Phase 1** 255 S. King St. Seattle	$300 million	915,413 sq. ft.	American Life Inc.	Sodo Builderes	Freiheit & Ho	2016
19	**Chambers Creek Regional Wastewater Treatement Plant Expansion** 10311 Chambers Creek Rd., University Pl. Pierce County	$239 million	Average 45 MGD (million gallons per day)	Pierce County	Mortenson Construction	Brian & Caldwell	Sept. 2016
20	**2202 8th Ave.** 2202 8th Ave. Seattle	$237 million	40-story apartment tower	Clise Properties	Hoffman Construction	Graphit Design Group	2017
21	**Southport Hyatt Regency** 1053 Lake Washington Blvd. N Renton	$225 million	377,000 sq.ft.	SECO Development	Sellen Construction	NG2	Jan. 2017

*Locally Researched by: Melissa Crowe, Puget Sound Business Journal (PSBJ) May 06, 2016, 3:00am PDT Revised: May 06, 2016, 11:15am PDT
This List ranks the largest construction projects in the local Puget Sound region by total estimated cost. The local Puget Sound region, which is defined as King, Pierce and Snohomish counties. Information was obtained from public documents, firm representatives, company websites and PSBJ reports. In case of ties, projects are listed alphabetically.

This list was researched and compiled by Melissa Crowe, research director.

First Financial Northwest, Inc.

Current Performance Metrics




737 MAX FIRST FLIGHT
January 29, 2016
BOEING
N87010
737

Key Financial Ratios

	At or For the Quarter Ended				
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
	(Dollars in thousands, except per share data)				
Performance Ratios:					
Return on assets	0.60%	0.76%	0.86%	1.01%	1.00%
Return on equity	3.41	4.34	4.87	5.50	5.28
Equity-to-assets ratio	16.96	18.01	17.42	17.78	18.80
Interest rate spread	3.49	3.31	3.18	3.22	3.26
Net interest margin	3.63	3.46	3.33	3.38	3.42
Efficiency ratio	68.29	69.88	66.04	66.34	61.50
Noninterest expense as a percent of average total assets	2.53	2.41	2.17	2.22	2.06
Capital Ratios: (1)					
Tier 1 leverage ratio	12.02%	11.81%	11.61%	11.74%	11.70%
Total capital ratio	15.67	16.80	17.62	17.83	18.52
Asset Quality Ratios: (2)					
Nonperforming assets as a percent of total assets	0.34	0.47	0.48	0.68	0.72
ALLL as a percent of total loans	1.30	1.30	1.36	1.48	1.58
ALLL as a percent of nonperforming loans	935.30	898.92	872.17	417.70	439.05

(1) Capital ratios are for First Financial Northwest Bank only

(2) Loans are reported net of undisbursed funds.

First Financial Northwest, Inc.

Consolidated Income Statements & Total Assets

	Quarter Ended (dollars in thousands)				
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
Net Interest Income	$ 8,183	$ 7,781	$ 7,692	$ 7,664	$ 7,568
Provision (recapture of provision) for Loan Losses	$ 600	$ (100)	$ (900)	$ (700)	$ (500)
Net Interest Income after provision	$ 7,583	$ 7,881	$ 8,592	$ 8,364	$ 8,068
Total Noninterest Income	$ 708	$ 480	$ 384	$ 447	$ 357
Total Noninterest Expense	$ 6,072	$ 5,773	$ 5,333	$ 5,381	$ 4,874
Income before Tax	$ 2,219	$ 2,588	$ 3,643	$ 3,430	$ 3,551
Federal Income Tax Provision	$ 779	$ 763	$ 1,526	$ 984	$ 1,183
Net Income	**$ 1,440**	**$ 1,825**	**$ 2,117**	**$ 2,446**	**$ 2,368**
Total Assets	**$ 999,236**	**$ 939,243**	**$ 979,913**	**$ 984,069**	**$ 944,432**

Interest Rate Risk

Net Interest Income Change at June 30, 2016			
Basis Point Change in Rates	Net Interest Income		% Change
	(Dollars in thousands)		
+300	$	30,287	-6.95%
+200	$	31,099	-4.45%
+100	$	31,893	-2.02%
Base	$	32,549	0.00%
-100	$	32,718	0.52%

*Please see June 30, 2016 Form 10-Q for additional information, including the various assumptions used in this modeling.

Total Loan Portfolio

(in millions)



Net CRE Concentration 410%* of Adjusted Capital
Business & Consumer
$13.5
1%
Construction
$111.8
13%
1-4 Family
$251.7
30%
CRE
$302.3
36%
Multifamily
$167.8
20%
1-4 Family
Multifamily
CRE
Construction
Business & Consumer

*Bank only at June 30, 2016

Yields


6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.40%
5.35%
5.36%
5.21%
5.23%
5.19%
5.11%
5.15%
5.00%
4.58%
4.55%
4.34%
4.13%
4.16%
4.12%
4.10%
4.25%
4.39%
1.75%
1.74%
1.78%
1.73%
1.71%
1.87%
2.02%
2.10%
2.27%
Securities balance increased –
consisting of higher yielding securities
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Yield on Loans
Total Yield
Yield on Securities

Composition of Deposits

(in millions)

Excludes Bank-Owned and Brokered Deposits*


6/30/2014
$31.0
5.4%
$22.6
3.9%
$142.7
24.8%
$385.0
65.6%
6/30/2015
$38.6
6.9%
$24.8
4.4%
$155.6
27.8%
$338.1
60.5%
Checking
Savings
MMAs
CDs
6/30/2016
$42.2
6.7%
$30.1
5.1%
$198.3
33.2%
$324.1
54.6%

Significant improvement in deposit mix – less reliance on CDs

(including developer account funds)

* At 06/30/16 and 06/30/15 Brokered Deposits were $65.6 million and $66.1 million, respectively and $0 at 06/30/2014

Average Cost of Funds


Focus on reducing COF balanced with reducing exposure to future rising rates.
Longer-term Callable Brokered CDs issued
Lower rate advances matured
Average deposit balance increased due to "Special Promotions" from new branch(es) opening(s).
1.10%
1.05%
1.00%
0.95%
0.90%
0.85%
0.80%
0.75%
0.70%
1.08%
1.05%
0.99%
0.97%
0.92%
0.91%
0.89%
0.87%
0.87%
0.96%
0.86%
0.84%
0.96%
0.88%
0.86%
0.95%
0.90%
0.88%
0.95%
0.90%
0.88%
0.95%
0.90%
0.89%
0.96%
0.92%
0.91%
0.98%
0.94%
0.93%
0.91%
0.90%
0.89%
0.81%
0.84%
0.84%
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Total COF
Deposit COF
FHLB Advances COF

Efficient Operations


Q2 2016 FDIC
Overhead to
Avg. Assets
(WA median%)
3.05%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4.00%
3.00%
2.00%
1.00%
0.00%
67%
69%
52%
56%
57%
54%
58%
56%
62%
66%
66%
70%
68%
2.39%
2.41%
2.00%
1.99%
2.09%
1.99%
2.06%
1.84%
2.06%
2.22%
2.17%
2.41%
2.53%
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
♦ Name change
♦ Branch openings
♦ Core conversion
♦ Growth initiatives
♦ Aircraft
♦ California
♦ Loan Purchases/Participations
Efficiency Ratio (left scale)
Noninterest Expense/Average Assets (right scale)

* Source: FDIC State Profile, Third Quarter - Washington

Nonperforming Loans & Assets as a Percent of Total Loans & Assets



10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.92%
6.25%
5.76%
5.41%
4.78%
4.63%
4.01%
99.5% of TDRs are Performing Loans
Includes TDRs as reported by SNL
0.20%
1.13%
0.39%
0.86%
0.36%
0.72%
0.35%
0.68%
0.16%
0.48%
0.14%
0.47%
0.14%
0.34%
2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

Stock Performance

FFNW Stock Price & Dividend Yields

January 2015 – September 8, 2016



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$15.00
$14.00
$13.00
$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$11.99
$12.01
$12.35
$11.90
$11.60
$12.46
$12.43
$12.24
$12.09
$12.55
$13.54
$13.96
$13.53
$13.37
$13.17
$13.64
$13.28
$13.28
$13.98
$13.11
$13.60
1.94%
1.93%
1.99%
1.72%
1.82%
1.81%
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep 8, 2016
Dividend Yield
Closing Price on Last Business Day of the Month (right scale)

*Source: Yahoo Finance

First Financial Northwest, Inc.

Total Return Performance



400
350
300
250
200
150
100
50
Index Value
First Financial Northwest, Inc.
NASDAQ Bank
Russell 2000
SNL Thrift
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
06/30/16

Source: Capital IQ, SNL Financial

FFNW Historical Share Repurchase Program:

Since 12/31/2012



2013
2014
2015
YTD'16
Cumulative Shares Repurchased
Total Shares Repurchased: 2,728,018
Total Shares Rep. / AVDTV: 47.9x
Total Shares Repurchased: 1,594,033
Total Shares Rep. / AVDTV: 34.4x
Total Shares Repurchased: 1,521,817
Total Shares Rep. / AVDTV: 38.5x
Q2: 1,654,547 @ ~$9.97 Premium / Discount to 90-day VWAP: +3.5% P / TBV: 0.92x
Q3: 501,820 @ ~$10.71 Premium / Discount to 90-day VWAP: +0.4% P / TBV: 0.97x
Q4: 571,651 @ ~$10.88 Premium / Discount to 90-day VWAP: +2.0% P / TBV: 0.97x
Q2: 992,840 @ ~$10.90 Premium / Discount to 90-day VWAP: +2.2% P / TBV: 0.94x
Q3: 274,081 @ ~$10.91 Premium / Discount to 90-day VWAP: +1.5% P / TBV: 0.93x
Q4: 327,112 @ ~$11.40 Premium / Discount to 90-day VWAP: 0.1% P / TBV: 0.95x
Q1: 268,300 @ ~$12.00 Premium / Discount to 90-day VWAP: (1.2%) P / TBV: 0.99x
Q2: 396,757 @ ~$11.95 Premium / Discount to 90-day VWAP: (1.5%) P / TBV: 0.98x
Q3: 402,657 @ ~$12.37 Premium / Discount to 90-day VWAP: (0.1%) P / TBV: 1.00x
Q4: 454,103 @ ~$12.54 Premium / Discount to 90-day VWAP: (2.8%) P / TBV: 1.01x
Q1: 314,087 @ ~$13.36 Premium / Discount to 90-day VWAP: (0.1%) P / TBV: 1.07x
Q2: 122,058 @ ~$13.38 Premium / Discount to 90-day VWAP: +1.4% P / TBV: 1.06x
Q3 to Date: 1,294,467 @ ~$14.00 Premium / Discount from Q3 to Date VWAP: +1.9% P / TBV: 1.10x
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
12/31/2012
6/30/2013
12/31/2013
6/30/2014
12/31/2014
6/30/2015
12/31/2015
6/30/2016
Stock Price
Additional Shares Repurchased
Cumulative Shares Repurchased

Note: Market data as of 9/7/2016.
Source: SNL Financial and Company earnings/ press releases and documents.

Self Tender Offer

Closed August 9, 2016

- Volume: 1.3 million shares tendered or 9.7% of shares @ 6/30/2016.
- Per Share Purchase Price: $14.00
- Aggregate Purchase Price: $18.2 million
- Estimated Impact on TBV Per Share approximately $(0.17)

New Stock Repurchase Program

- Repurchase of 1,500,000 shares of the Company's common stock, or 12.5% of its outstanding shares.
- Repurchase will be conducted in accordance with guidelines specified under Rule 10b-18.
- Repurchase commencing no earlier than September 16, 2016, and ending no later than March 17, 2017.

Strategic Initiatives



Strategic Initiatives

Ongoing:

- Effectively deploy capital and lower cost of funds by evaluating the following:
    - Grow organically
    - Acquisition of earning assets, branches, or whole bank(s),
- Develop an efficient deposit gathering strategy while embracing technology in order to diversify deposit composition away from CDs
- Branch Expansion – Mill Creek office opened Q3 2015, Edmonds office opened Q1 2016, The Landing opened Q3 2016 and exploring strategically placed ATM's
- Regulatory relations – Semi-annual updates: Federal Reserve San Francisco, FDIC, Washington DFI & FHLB (Quarterly)

Strategic Initiatives *cont.*

Recent

Prospective Market Niches

Areas under consideration to diversify portfolio and broaden growth opportunities for Bank within current risk tolerance levels.

1) Aircraft Lending

- Indirect lending via the Aircraft Owners and Pilots Association (AOPA) Aviation Finance Company and direct lending nationwide. Anticipate a loan size range from $250,000 to $3MM. Plan to build portfolio to approximately $100MM over several years.
- Primarily commercial loans to individuals (pilots) and businesses that use aircraft for transportation.
- Lending based upon a predominantly asset centered model on very specific type/model of aircraft proven/historically to maintain value. Low LTVs with consideration also given to a minimum debt service ability. Actively managed portfolio will ensure the LTV remains acceptable and that the aircraft are operated, maintained, insured, and titled properly.
- Bank hired experienced and seasoned personnel to build capability and obtain respect from market participants, as well as manage business with an acceptable level of risk.
- Strategic growth and greater stability with asset and geographic diversification, as well as leading to other lending and deposit opportunities.

Strategic Initiatives *cont.*

2) Participations & Whole Loans Purchases

- Loans would include both intrastate and interstate loan acquisitions. Interstate loans would include all states in the far Western United States.
- Desire participations where selling bank cannot make entire loan due to a legal or house lending limit or concentration issue.
- Sellers would be reviewed for experience, financial standing, regulatory matters, etc.
- Closed $30 million (eight loans) CRE Portfolio in Q1 2016, $20 million (five loans) in Q2 2016 and a $8 million loan in Q3 2016; located in AZ, CA, CO, OR, UT, and WA. The property types are Multifamily, Mini-storage, Retail, and Office.

3) Expand Lending to California

- Bank hired experienced and seasoned personnel to build capability and obtain respect from market participants, as well as manage business with an acceptable level of risk.
- Strategic growth and greater stability with asset and geographic diversification, as well as leading to other lending and deposit opportunities.
- Funded $18 million CRE (Retail Shopping Center) in Southern California.

Strategic Initiatives *cont.*

COMPLETED

- Charter change to Commercial Bank – Effective date February 4, 2016
- Name change – Implemented September 2015
- Core Processor conversion – Completed August 2015
- Implemented Wealth Management products and services via LPL Financial $27.3 million under management at Q2 2016.
- Expanded Board of Directors – August 2015

Community Involvement

2016 Innovation In Financial Education


NASDAQ & EVERFI
CONGRATULATE
2016 INNOVATION IN
FINANCIAL EDUCATION
AWARD WINNERS
First Financial
Northwest Bank
Nasdaq
You are
NOT
ALONE
bfrb.org
FOX
STARBUCKS
COFFEE
AIRFRANCE

First Financial Northwest, Inc.

2016 Innovation in Financial Education


Nasdaq
EVERFI
2016 INNOVATION IN FINANCIAL EDUCATION AWARDS HONOREES
BB&T
BBVA Compass
Beneficial
Genworth
GLACIER
DISCOVER
First Financial Northwest Bank
MassMutual
MBT
Morgan Stanley
NAVIENT
NexTier Bank
North Shore Bank
PNC BANK
REGIONS
START CHANGE
Silicon Valley Bank
tcf
UBS
War Horse

First Financial Northwest, Inc.

Renton High School Football Team
Financial Literacy Program


RENTON
56
ALL CITY
CHAM
RENTON
55

*Renton High School Coach Tim Tramp, Joe Jokonya, Joe Kiley III, and Griffin Proctor

Innovation Awards by WBA


2016
Financial Literacy
Innovation Award
First Financial
Northwest Bank
2016
Financial Literacy
Award
First Financial
Northwest Bank

- Help Bank meet CRA requirements
- All employees have CRA hours tied to Incentive Payout.


WELCOME TO
RENTON
XLVIII
CHAMPIONS
HOME OF THE
SEATTLE
SEAHAWKS

Thank You!